                             LETTER OF TRANSMITTAL
                                   TO TENDER
              7 1/2% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2003
                                       OF
                          ALLIANCE GAMING CORPORATION
                PURSUANT TO THE PROSPECTUS DATED MAY __, 1996 OF

                          ALLIANCE GAMING CORPORATION

 THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JUNE __, 1996, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF 7 1/2% CONVERTIBLE
              SUBORDINATED DEBENTURES DUE 2003 MAY BE WITHDRAWN AT
                     ANY TIME PRIOR TO THE EXPIRATION DATE.

                                      TO:

                      THE BANK OF NEW YORK, EXCHANGE AGENT

                              BY MAIL OR BY HAND:

                              The Bank of New York
               101 Barclay Street, Corporate Trust Operations, 7E
                            New York, New York 10286
                            Attention: Enrique Lopez
                           Telephone: (212) 815-2742

                                 BY FACSIMILE:
                                 (212) 571-3080

                               TOLL FREE NUMBER:
                                 1-800-254-2826

DELIVERY  OF THIS LETTER  OF TRANSMITTAL TO AN  ADDRESS, OR TRANSMISSION OF
     INSTRUCTIONS VIA FACSIMILE OR TELEX, OTHER THAN AS SET FORTH ABOVE
                            WILL NOT CONSTITUTE A VALID DELIVERY.

    The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Except as otherwise provided herein, all signatures on this Letter of Transmittal must be guaranteed in accordance with the procedures set forth herein. See Instruction 1.

    This Letter of Transmittal is to be used only if 7 1/2% Convertible Subordinated Debentures due 2003 (the "Securities" or the "Old Convertible
Debentures") of Alliance Gaming Corporation ("Alliance") are to be physically delivered to the Exchange Agent or delivered by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the book-entry transfer procedures set forth in the Prospectus of Alliance dated
May    , 1996 (as the same may be amended or supplemented from time to time, the
"Prospectus") under the heading "The Exchange Offer -- Procedures for  Tendering
- -- Book-Entry Transfer". See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

    HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW CONVERTIBLE DEBENTURES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD CONVERTIBLE DEBENTURES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

    Holders whose Securities are not immediately available or who cannot deliver their Securities and all other required documents to the Exchange Agent, or who cannot complete the procedure for book-entry transfer, on or prior to the Expiration Date, may nevertheless tender their Securities in accordance with the guaranteed delivery procedures set forth in the Prospectus under the heading "The Exchange Offer -- Procedures for Tendering -- Guaranteed Delivery. See Instruction 2.

    All capitalized terms used herein and not otherwise defined herein are used herein with the meanings ascribed to them in the Prospectus.

    HOLDERS WHO WISH TO TENDER THEIR SECURITIES MUST, AT A MINIMUM, PROVIDE THEIR NAMES AND ADDRESSES AND COMPLETE COLUMNS (1) AND (2) IN THE BOX HEREIN ENTITLED "DESCRIPTION OF SECURITIES TENDERED" AND SIGN IN THE APPROPRIATE BOX BELOW. If only columns (1) and (2) are completed, the holder will be deemed to have tendered all the Securities listed in the table and all New Convertible Debentures issued in exchange for the Securities will be automatically converted into Common Stock if the Automatic Conversion occurs. If a holder wishes to tender less than all of such Securities, column (3) must be completed in full, and such holder should refer to Instruction 4. If a holder wishes the New Convertible Debentures issued upon exchange of his Securities to be converted into Series E Preferred Stock in the event of the Automatic Conversion, column
(3) must be completed in full, and such holder should refer to instruction 8.

/ /        CHECK  HERE IF TENDERED SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
           EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:
           Name of Tendering Institution
           Account Number  Transaction Code Number

/ /        CHECK HERE  IF TENDERED  SECURITIES ARE  BEING  DELIVERED PURSUANT  TO A  NOTICE  OF
           GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s): _________________________________________
      Window Ticket No. (if any): ______________________________________________
      Date of Execution of Notice of Guaranteed Delivery: ______________________

           Name of Institution which Guaranteed Delivery:
           If delivered by book-entry transfer, provide the following information:

           DTC Account Number: Transaction Code Number:

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned has made with respect to the Exchange Offer.

                                DESCRIPTION OF SECURITIES TENDERED
                               NAME(S) AND ADDRESS(ES) OF HOLDER(S)
              (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SECURITIES)

                  SECURITIES TENDERED (ATTACH ADDITIONAL SCHEDULE, IF NECESSARY)
          (1)                      (2)                      (3)                      (4)
       Security              Total Principal         Principal Amount         Principal Amount
      Number(s)*          Amount of Securities           Tendered              to Be Converted
                                                   (if less than all)**         into Series E
                                                                             Preferred Stock***
         Total
    *Need not be completed by holders tendering by book-entry transfer (see below).
   **Completion of column (2) will constitute the tender by you of all Securities delivered unless otherwise specified in column (3). See Instruction 4.
  ***Unless otherwise indicated in column (4), all New Convertible Debentures received in exchange for Securities tendered hereby will be converted into Common Stock in the event the Automatic
     Conversion occurs. See Instruction 8.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    By execution hereof, the undersigned hereby acknowledges receipt of the Prospectus and this Letter of Transmittal relating to Alliance's offer to exchange (the "Exchange Offer") up to $85 million principal amount of the 7 1/2% Convertible Senior Subordinated Debentures due 2003 of Alliance (the "New Convertible Debentures") for a like principal amount of the Old Convertible Debentures, upon the terms and subject to the conditions set forth in the Prospectus.

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Alliance the principal amount of Securities indicated above.

    Subject to, and effective upon, the acceptance by Alliance of the principal amount of Securities tendered hereby for exchange pursuant to the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Alliance, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Securities tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Securities, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Securities, or transfer ownership of such Securities on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Alliance, (b) present such Securities for transfer on the books of the Alliance, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, all in accordance with the terms of the Exchange Offer.

    The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Securities tendered hereby, and to give the waiver contained herein, and (b) when such Securities are accepted for exchange by Alliance, Alliance will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and none of such Securities will be subject to any adverse claim or right. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or Alliance to be necessary or desirable to complete the sale, assignment and transfer of the Securities tendered hereby and the giving of the waiver and release contained herein.

    The undersigned understands that tenders of Securities pursuant to any of the procedures described in the Prospectus under the caption "The Exchange Offer
- -- Procedures for Tendering" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer. Alliance's acceptance of such Securities for exchange pursuant to the terms of the Exchange Offer will constitute a binding agreement between the undersigned and Alliance upon the terms and subject to the conditions of the Exchange Offer.

    The undersigned understands that (a) except to the extent otherwise indicated in column (4) of the box entitled "Description of Securities Tendered", in the event the proposed merger between Bally Gaming International, Inc. and a wholly-owned subsidiary of Alliance (the "Merger") is consummated within 60 days after the issuance of the New Convertible Debentures in exchange for the Securities tendered hereby, such New Convertible Securities will be automatically converted (the "Automatic Conversion") into shares of Common Stock of Alliance, par value $.10 per share ("Common Stock"), at a conversion price of $5.56 per share (equivalent to a conversion rate of approximately 180 shares per $1,000 principal amount of New Convertible Debentures), subject to adjustment under certain circumstances, (b) to the extent so indicated in column (4) of the box entitled "Description of Securities Tendered", in the event the Automatic Conversion occurs, the New Convertible Debentures issued in exchange for the Securities tendered hereby will be automatically converted into ten shares of 10% Non-Voting Junior Convertible Pay-in-Kind Special Stock, Series E, of Alliance, par value $.10 per share ("Series E Preferred Stock"), for each $1,000 principal amount of New Convertible Debentures and (c) after the issuance of the New Convertible Debentures pursuant to the Exchange Offer, the holder of such New Convertible Debentures will not be able to change the election made by the undersigned in accordance with this paragraph. See Instruction 8.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. SECURITIES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE. See the information set forth under the heading "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus.

    Unless otherwise indicated herein in the box entitled "Special Payment Instructions" below, please issue the New Convertible Debentures, and any Securities not tendered or not accepted for exchange, in the name(s) of the registered holder(s) appearing in the box entitled "Description of Securities Tendered" (and, in the case of Securities tendered by book-entry transfer, by credit to the account at DTC). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions", please deliver the New Convertible Debentures, together with any Securities not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the address(es) of the registered holder(s) appearing in the box entitled "Description of Securities Tendered". If both the "Special Payment Instructions" box and the "Special Delivery Instructions" box are completed, please issue the New Convertible Debentures, and any Securities not tendered or not accepted for exchange, in the name(s) of, and deliver such New Convertible Debentures and any such Securities to, the person(s) at the address(es) so indicated. Please return any Securities tendered hereby and delivered by book-entry transfer, but which are not accepted for exchange, by crediting the account at DTC. The undersigned recognizes that Alliance has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box provisions of this Letter of Transmittal to transfer any Securities from the name of the registered holder(s) thereof if Alliance does not accept any of such Securities for exchange pursuant to the terms of the Exchange Offer.

     SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
   (SEE INSTRUCTIONS 1, 5, 6 AND 7)         (SEE INSTRUCTIONS 1, 5, 6 AND 7)
    TO BE COMPLETED ONLY IF  SECURITIES  TO  BE COMPLETED ONLY IF SECURITIES NOT
NOT  TENDERED  OR   NOT  ACCEPTED   FOR  ACCEPTED   FOR  EXCHANGE,   AND/OR  NEW
EXCHANGE,   AND/OR   NEW    CONVERTIBLE  CONVERTIBLE  DEBENTURES, ARE TO BE SENT
DEBENTURES, ARE  TO  BE ISSUED  IN  THE  TO  SOMEONE OTHER THAN THE UNDERSIGNED,
NAME OF SOMEONE  OTHER THAN THE  UNDER-  OR  TO  THE UNDERSIGNED  AT  AN ADDRESS
SIGNED.                                  OTHER THAN THAT SHOWN ABOVE.

Issue: / / Securities                    Deliver: / / Securities
     / / New Convertible Debentures to:         / / New Convertible Debentures
                                                to:

Name:                                    Name:
              (Please                    (Please Print)
Print)                                   Address:
Address:
                                         Zip Code
                              Zip Code

                               SIGN HERE
        (TO BE COMPLETED BY ALL TENDERING HOLDERS OF SECURITIES
         REGARDLESS OF WHETHER SECURITIES ARE BEING PHYSICALLY
                          DELIVERED HEREWITH)
X
           Signature(s) of Holder(s) or Authorized Signatory

                              Date:, 1996

  Must be signed by the registered holder(s) of the Securities  tendered hereby  exactly as  their name(s)  appear(s) on  such Securities  or, if tendered by a  participant in  DTC, exactly as  such participant's  name appears  on a security position listing  as the owner of the Securities,
or  by   person(s)  authorized   to  become   registered  holder(s)   by
endorsements  and documents transmitted with this Letter of Transmittal.
If  signature  is  by  a  trustee,  executor,  administrator,  guardian, attorney-in-fact, officer of a corporation, agent or other person acting in  a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Name(s):
                             (Please Print)

Capacity (full title):

Address:
                          (Including Zip Code)

Area Code and Telephone No.
          SIGNATURE GUARANTEE (See Instructions 1 and 5 below)

         (Name of Eligible Institution Guaranteeing Signatures)
(Address (including zip code) and Telephone Number (including area code) of Eligible Institution)

                         (Authorized Signature)

                             (Printed Name)

                                (Title)

Date: , 1996

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States or by any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to herein as an "Eligible Institution") unless (a) this Letter of Transmittal is signed by the registered holder of the Securities tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of such Securities) and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (b) such Securities are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SECURITIES; GUARANTEED DELIVERY PROCEDURES. To validly tender Securities, a confirmation of any book-entry transfer into the Exchange Agent's account with DTC of Securities tendered electronically, or physical delivery of Securities as well as properly completed and duly executed copy or facsimile of this Letter of Transmittal together with any signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover page hereof on or prior to the Expiration Date. If Securities are forwarded to the Exchange Agent in multiple deliveries, a properly completed and validly executed Letter of Transmittal must accompany each such delivery.

    If  a holder desires to tender Securities pursuant to the Exchange Offer and
(a) such Securities are not immediately available, (b) time will not permit this Letter of Transmittal, such Securities or all other required documents to reach the Exchange Agent prior to the Expiration Date or (c) such holder cannot complete the procedures for book-entry transfer on or prior to the Expiration Date, such holder may effect a tender of Securities in accordance with the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Guaranteed Delivery".

    Pursuant to such procedure:

        (a) such tender must be made by or through an Eligible Institution;

        (b) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at the address of the Exchange Agent set forth on the cover page hereof, a properly completed and validly executed Notice of Guaranteed Delivery (by telegram, facsimile, mail or hand delivery) in substantially the form provided by Alliance, setting forth the name and address of the registered holder and the principal amount of Securities being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery, this Letter of Transmittal validly executed (or a facsimile hereof), together with the Old Convertible Debentures (or confirmation of book-entry transfer of such Old Convertible Debentures into the Exchange Agent's account with DTC), and any other documents required by this Letter of Transmittal and these instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

        (c) this Letter of Transmittal or a facsimile hereof, properly completed and validly executed, together with any required signature guarantees, the Securities in proper form for transfer (or confirmation of book-entry transfer into the Exchange Agent's account with DTC) and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of such Notice of Guaranteed Delivery.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE SECURITIES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE DTC SYSTEM, TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, THE MAILING SHOULD BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO SUCH DATE. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF SECURITIES WILL BE ACCEPTED. BY EXECUTION OF THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), ALL TENDERING HOLDERS WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR SECURITIES FOR EXCHANGE.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Securities Tendered" is inadequate, the certificate numbers of the Securities and the principal amount of Securities tendered should be listed on a separate schedule and attached hereto.

    4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). Tenders of Securities will be accepted only in integral multiples of $1,000 principal amount. The aggregate principal amount of all Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If tenders of Securities are made with respect to less than the entire principal amount of Securities delivered herewith, Securities in the aggregate principal amount not tendered will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes in this Letter of Transmittal.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Securities tendered hereby, the signature(s) must correspond with the name(s) as written on the face of such Securities without alteration, enlargement or any other change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Securities tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Securities.

    If any Securities tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any Securities tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such Securities.

    If this Letter of Transmittal is signed by the registered holder of Securities tendered hereby, no endorsements of such Securities or separate bond powers are required, unless the New Convertible Debentures are to be issued to, or Securities not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s), in which case the Securities tendered hereby must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Securities (and with respect to a participant in DTC whose name appears on a security position listing as the owner of Securities, exactly as the name(s) of the participant(s) appear(s) on such security position listing as the owner of the Securities). Signatures on such Securities and bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Securities tendered hereby, the Securities must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Securities. Signatures on such Securities and bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal or any Securities or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Alliance of such person's authority so to act must be submitted with this Letter of Transmittal.

    6. TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Alliance will pay all transfer taxes with respect to the delivery and exchange of Securities pursuant to the Exchange Offer. If, however, the New Convertible Debentures, or Securities not tendered or not accepted for exchange, are to be issued in the name of a person other than the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be payable by the tendering holder unless evidence satisfactory to Alliance of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Securities tendered hereby.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the New Convertible Debentures, or Securities not tendered or not accepted for exchange, are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Securities Tendered", the appropriate boxes in this Letter of Transmittal must be completed. All Securities tendered by book-entry transfer and not accepted for exchange will be returned by crediting the account at DTC as the account from which such Securities were delivered.

    8. ELECTION TO RECEIVE SERIES E PREFERRED STOCK UPON AUTOMATIC CONVERSION. If a holder tendering Securities pursuant to the Exchange Offer desires to receive Series E Preferred Stock upon the Automatic Conversion with respect to all or any part of the New Convertible Debentures issued in exchange for such Securities, such holder must so indicate in column (4) of the box entitled "Description of Securities

Tendered". Except to the extent so indicated, in the event the Automatic Conversion occurs, all of the New Convertible Debentures issued in exchange for the Securities tendered hereby will be automatically converted into shares of Common Stock. Elections to receive shares of Series E Preferred Stock upon the Automatic Conversion will be accepted only in integral multiples of $1,000 principal amount.

    9. TAXPAYER IDENTIFICATION NUMBER. Each tendering holder is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN"), generally, the holders' social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such person is subject to backup withholding of federal income tax.

    A holder must cross out item (2) in the Part III Certification box of Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 31% federal income tax backup withholding on the reportable payments made to the holder or other payee with respect to Securities exchanged pursuant to the Exchange Offer. The box entitled "Applied For" in Part I of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the "Applied For" box is checked and the Exchange Agent is not provided with a TIN within 60 days, thereafter the Exchange Agent will hold 31% of all reportable payments until a TIN is provided to the Exchange Agent.

    10.   CONFLICTS.   In  the event of  any conflict  between the  terms of the
Prospectus and the terms of this Letter of Transmittal, the terms of the Prospectus will control.

    11. IRREGULARITIES. All questions as to the form of all documents, the validity (including time of receipt) and acceptance of tenders of the Securities will be determined by Alliance, in its reasonable discretion, and Alliance's determination shall be final and binding. Alternative, conditional or contingent tenders of Securities will not be valid. Alliance reserves the absolute right to reject any or all tenders of Securities that are not in proper form or the acceptance of which, in Alliance's opinion, would be unlawful. Alliance also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Securities. If Alliance waives its right to reject a defective, irregular or conditional tender of Securities, the holder will be entitled to New Convertible Debentures in exchange for such Securities. Alliance's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Securities must be cured within such time as Alliance determines, unless waived by Alliance. Tenders of Securities shall not be deemed to have been made until all defects and irregularities have been waived by Alliance or cured. None of Alliance, the Dealer Managers, the Exchange Agent, the Information Agent, the trustee under the indenture for the Securities (the "Trustee") or any other person will be under any duty to give notice of any defects or irregularities in tenders of Securities, or will incur any liability to holders for failure to give any such notice.

    12. WAIVER OF CONDITIONS. Alliance reserves the absolute right, in its sole discretion, to waive any or all of the conditions to the Exchange Offer (except for any required approvals of the Nevada Gaming Commission and the Mississippi Gaming Commission).

    13. MUTILATED, LOST OR MISSING CERTIFICATES. If a holder desires to tender Securities pursuant to the Exchange Offer but such Securities have been mutilated, lost, stolen or destroyed, such holder should write to or telephone the Trustee, at the address or telephone number listed in the Prospectus, about procedures for obtaining replacements for such Securities or arranging for indemnification or any other matter that requires handling by the Trustee.

    14. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or request for assistance or additional copies of the Prospective, this Letter of Transmittal and/or the Notice of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address set forth below.

                           IMPORTANT TAX INFORMATION

    Under the federal income tax law, a holder whose tendered Securities are accepted for exchange is required by law to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and delivery of New Convertible Debentures may be subject to backup withholding.

    Certain holders (including, among others, corporations) are not subject to these backup withholdings and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a properly completed IRS Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any reportable payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on reportable payments made with respect to Securities accepted for exchange pursuant to the Exchange Offer, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the holder of the Securities tendered hereby. If the Securities are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                              SUBSTITUTE FORM W-9
          REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
                       PAYER'S NAME: THE BANK OF NEW YORK

PAYEE INFORMATION
(Please print or type)
Individual or business name (if joint account, list first and circle the name of person or entity whose number you furnish in Part I below):
Check appropriate box:     / /   Individual/Sole proprietor
     / /   Corporation     / /   Partnership     / /   Other
Address (number, street, and apt. or suite no.):
City, state, and ZIP code:
PART I TAXPAYER IDENTIFICATION NUMBER ("TIN")                         PART II PAYEES EXEMPT
Enter you TIN below. For individuals, this is your social security    FROM BACK WITHHOLDING
number. For other entities, it is your employer identification        Check box (see page 2
number. Refer to the chart on page 1 of the Guidelines for            of the Guidelines for
Certification of Taxpayer Identification Number on Substitute Form    further clarification.
W-9 (the "Guidelines") for further clarification. If you do not       Even if you are exempt
have a TIN, see instructions on how to obtain a TIN on page 2 of      from backup
the Guidelines, check the appropriate box below indicating that you   withholding, you
have applied for a TIN and, in addition to the Part III               should still complete
Certification, sign the attached Certification of Taxpayer Awaiting   and sign the
Identification Number.                                                certification below):
Social security number:
/ / / / / / - / / / / / / - / / / / / /                                      / / EXEMPT
/ / Applied For
Employer identification number:
/ / / / - / / / / / / / / / / / / / /
PART III CERTIFICATION
Certification Instructions: You must cross out item 2 below if you have been notified by the
Internal Revenue Service (the  "IRS") that you are  currently subject to backup  withholding because  of underreporting  interest or  dividends on  your tax  return (see  page 2  of the
Guidelines for further clarification).

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
Signature                   Date

  NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OF SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX
                 "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9

           CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER
    I certify, under penalties of perjury, that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that I must provide a TIN to the payer within 60 days of submitting this Substitute Form W-9 and that if I do not provide a TIN to the payer within 60 days, the payer is required to withhold 31% of all reportable payments thereafter to me until I furnish the payer with a TIN.

                            ------------------------------------
                            Signature

                            ------------------------------------
                            Date

                THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

                                     ABCDEF

                               Wall Street Plaza
                               New York, NY 10005

                            Toll Free (800) 223-2064

                              Banks and Brokerage
                           Firms please call collect:
                                 (212) 440-9800